UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 19, 2005
Date of Earliest Event Reported: January 19, 2005

NDS Group plc
(Exact Name of Registrant as Specified in its Charter)

United Kingdom	0-30364	N/A
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

One London Road, Staines, Middlesex, TW18 4EX, United Kingdom
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 208 476 8000

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events

The press release attached as Exhibit 99 was issued by NDS Group plc on January 19, 2005 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 19, 2005	NDS Group plc By: /s/ A Peled —————————————— Dr Abe Peled President & Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99	Press Release issued by NDS Group plc dated January 19, 2005